                                                               SELIGMAN QUALITY
                                                                      MUNICIPAL
                                                                     FUND, INC.


                                                    NOTICE OF ANNUAL MEETING
                                                             OF STOCKHOLDERS
                                                             AND
                                                             PROXY STATEMENT


                                    TIME:           MAY 18, 1995
                                                    9:00 A.M.

                                    PLACE:          THE POWERHOUSE THEATER OF
                                                    THE MILWAUKEE REPERTORY
                                                    108 EAST WELLS STREET
                                                    MILWAUKEE, WISCONSIN 53202







                                        PLEASE DATE, FILL IN AND SIGN THE
                                        ENCLOSED FORM OF PROXY AND MAIL IT IN
                                        THE ENCLOSED RETURN ENVELOPE WHICH
                                        REQUIRES NO POSTAGE IF MAILED IN THE
                                        UNITED STATES.
                                        095

                       SELIGMAN QUALITY MUNICIPAL FUND, INC.
                     100 PARK AVENUE, NEW YORK, NEW YORK 10017
                       New York City Telephone (212) 850-1864
    Toll-Free Telephone (800) 221-2450--continental United States, including New
                                     York State


                       NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                              TO BE HELD ON MAY 18, 1995

    To the Stockholders:

      The third Annual Meeting of Stockholders (the "Meeting") of Seligman Quality Municipal Fund, Inc., a Maryland corporation (the "Corporation"), will be held at the Powerhouse Theater of the Milwaukee Repertory, 108 East Wells Street, Milwaukee, Wisconsin 53202 on May 18, 1995 at 9:00 A.M., for the following purposes:

      (1) To elect seven Directors;

      (2) To act on a proposal to ratify the selection of Deloitte & Touche LLP as auditors of the Corporation for 1995; and

      (3) To transact any other business that may lawfully come before the Meeting or any adjournment thereof;

    all as set forth in the Proxy Statement accompanying this Notice.

      The minute book of the Corporation will be available at the Meeting for inspection by Stockholders.

      The close of business on March 23, 1995 has been fixed as the record date for the determination of Stockholders entitled to notice of, and to vote at, the Meeting or any adjournment thereof.

                                            By order of the Board of Directors,

    Dated: New York, New York, April 12, 1995 Secretary

                             ------------
                                YOUR VOTE IS IMPORTANT
                          NO MATTER HOW MANY SHARES YOU OWN

     PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE
                             AND SIGN IT, AND RETURN IT
    IN THE ENVELOPE PROVIDED, WHICH IS ADDRESSED FOR YOUR CONVENIENCE AND NEEDS
                              NO POSTAGE IF MAILED IN
       THE UNITED STATES. IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER
                       SOLICITATION, WE ASK YOUR COOPERATION
     IN MAILING YOUR PROXY PROMPTLY. A PROXY WILL NOT BE REQUIRED FOR ADMISSION
                                  TO THE MEETING.

                                                                  April 12, 1995

                       SELIGMAN QUALITY MUNICIPAL FUND, INC.

                      100 PARK AVENUE, NEW YORK, NEW YORK 10017

                             P R O X Y S T A T E M E N T

                                       FOR THE
              ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 18, 1995

      This Proxy Statement is furnished to you in connection with the solicitation of Proxies by the Board of Directors of Seligman Quality Municipal Fund, Inc. (the "Corporation") to be used at the third Annual Meeting of Stockholders (the "Meeting") to be held in Milwaukee, Wisconsin on May 18, 1995.

      If the accompanying form of Proxy is executed properly and returned, shares represented by it will be voted at the Meeting. If you give instructions, your shares will be voted in accordance with your instructions. If you give no instructions and return your signed Proxy, your shares will be voted (i) for the election of seven Directors, (ii) for the ratification of the selection of auditors and, at the discretion of the Proxy holders, on any other matter which may properly have come before the Meeting or any adjournment thereof. You may revoke your Proxy or change it by written notice to the Corporation (Attention: The Secretary) or by notice at the Meeting at any time prior to the time it is voted.

      The close of business on March 23, 1995 has been fixed as the record date for the determination of Stockholders entitled to notice of, and to vote at, the Meeting or any adjournment thereof. On that date, the Corporation had outstanding 672 shares of municipal auction rate cumulative preferred stock, series TH (the "Preferred Shares"), and 4,643,813 shares of common stock, par value $0.01 per share (the "Common Shares"), each such Preferred Share and Common Share outstanding on the record date being entitled to one vote. For matters on which the affirmative vote of a majority of the votes cast at the meeting is required, and for the election of Directors, an abstention or broker non-vote will not be considered a vote cast.

      The Corporation's investment advisor is J. & W. Seligman & Co. Incorporated (the "Manager"). The Corporation's shareholder service agent is Seligman Data Corp. The address of each of these entities is 100 Park Avenue, New York, NY 10017. The Corporation will furnish, without charge, a copy of its most recent annual report to any shareholder upon request to Seligman Data Corp. at 1-800-221-2450.

      It is expected that the Notice of Annual Meeting, Proxy Statement and form of Proxy will first be mailed to Stockholders on or about April 12, 1995.
                                         2

                              A. ELECTION OF DIRECTORS
                                     (Proposal 1)

      The Board of Directors is presently comprised of thirteen Directors. The Board is divided into three classes, and the members of each class hold office for a term of three years unless elected in the interim. The term of one class expires in each year. At the Meeting four directors, representing all members of one class, will be elected to terms expiring in 1998, two directors will be elected to terms expiring in 1996, and one director will be elected to a term expiring in 1997. At each subsequent annual meeting, the members of the class whose term expires in the year of the meeting will be elected to office for a term of three years. Of the seven directors to be elected at the Annual Meeting of Stockholders, Messrs. Fred E. Brown, Frank
    A. McPherson and Ronald T. Schroeder, General John R. Galvin and Dr. Alice
    S. Ilchman have been nominated for election by the holders of the Preferred Shares and Common Shares, voting together as a single class, and Mrs. Betsy
    S. Michel and James N. Whitson have been nominated for election by the holders of the Preferred Shares, voting as a separate class. General Galvin is nominated to the class of 1997, replacing Mr. Herman J. Schmidt, who has elected to retire at the 1995 Annual Meeting. Mr. McPherson is nominated to the class of 1998, replacing Mr. Douglas R. Nichols, Jr., who has also elected to retire at the 1995 Annual Meeting. Messrs. Brown and Schroeder have been directors since 1990, and Dr. Ilchman has been a director since 1991.

      Mrs. Michel and Mr. Whitson have both elected to resign as directors representing both Common and Preferred stockholders immediately prior to the Annual Meeting and to seek election by holders of the Preferred shares solely. If elected, each will serve for a term of one year until the annual meeting in 1996. Thereafter Mrs. Michel and Mr. Whitson, or their respective successors, will seek terms of three years. Mrs. Michel has been a Director since 1991 and Mr. Whitson has been a Director since 1993. It is the intention of the persons named in the accompanying form of Proxy to nominate and to vote such Proxy on behalf of the holders of the Common Shares and Preferred Shares for the election of Messrs. Brown, McPherson and Schroeder, General Galvin and Dr. Ilchman (Messrs. Brown, McPherson and Schroeder, General Galvin and Dr. Ilchman are designated as both Common and Preferred Directors and Mrs. Michel and Mr. Whitson are each designated a Preferred Director) or, if any of them shall be unable to serve, for the election of such other person or persons as shall be determined by the persons named in the Proxy in accordance with their judgment. Nominees are to be elected for the term specified. Each nominee has agreed to serve if elected. The background of each of the nominees and information regarding the other Directors of the Corporation follows. Each of the nominees has been nominated by the Director Nominating Committee of the Board of Directors of the Corporation.
                                         3

                            INFORMATION REGARDING NOMINEES
                 FOR ELECTION BY HOLDERS OF BOTH PREFERRED SHARES AND
                                    COMMON SHARES


                                                  PRINCIPAL OCCUPATION AND OTHER INFORMATION              SHARES
                              EXPIRATION OF                                                            BENEFICIALLY
                                 TERM IF          THE NOMINEES DESIGNATED BY ASTERISK (*) ARE       OWNED, DIRECTLY OR
    NAME, PERIOD(S) SERVED AS    ELECTED     "INTERESTED PERSONS" OF THE CORPORATION (AS THAT TERM  INDIRECTLY, AS OF
       DIRECTOR AND (AGE)     AS A DIRECTOR    IS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940,      MARCH 29, 1995
    ------------------------- --------------   AS AMENDED) BECAUSE OF THEIR STATED ASSOCIATIONS.   --------------------
                                             -----------------------------------------------------


         Fred E. Brown*            1998      DIRECTOR OR TRUSTEE, VARIOUS ORGANIZATIONS, NEW YORK,         -0-
          1990 to Date                       NY. Mr. Brown is a Director or Trustee of each of the
              (81)                           Seligman Group investment companies;+ Director and
                                             Con- sultant of J. & W. Seligman & Co. Incorporated;
                                             Director of Seligman Financial Services, Inc. and
                                             Seligman Services, Inc.; Trustee of Lake Placid
                                             Education Foundation, Lake Placid Center for the Arts
                                             and Trudeau Institute, Inc.; formerly, Director of J.
                                             & W. Seligman Trust Company and Seligman Securities,
                                             Inc.



         John R. Galvin            1997      DISTINGUISHED POLICY ANALYST AT OHIO STATE                    -0-
              (65)                           UNIVERSITY. Commencing July, 1995, General Galvin
                                             will be the Dean of the Fletcher School of Law and
                                             Diplomacy at Tufts University. General Galvin is
                                             Chairman of the American Council on Germany; a
                                             Governor of the Center for Creative Leadership;
                                             Director of USLIFE and the Institute for Defense
                                             Analysis; Ambassador, U.S. State Department; and
                                             Consultant of Thomson CSF (electronics). From July,
                                             1992 to June, 1994, General Galvin was the Olin
                                             Distinguished Professor of National Security Studies
                                             at the United States Military Academy and from June,
                                             1987 to June, 1992, General Galvin was the Supreme
                                             Allied Commander, Europe and the Commander-in-Chief,
                                             United States European Command.







                                         4


                                                  PRINCIPAL OCCUPATION AND OTHER INFORMATION              SHARES
                              EXPIRATION OF                                                            BENEFICIALLY
                                 TERM IF          THE NOMINEES DESIGNATED BY ASTERISK (*) ARE       OWNED, DIRECTLY OR
    NAME, PERIOD(S) SERVED AS    ELECTED     "INTERESTED PERSONS" OF THE CORPORATION (AS THAT TERM  INDIRECTLY, AS OF
       DIRECTOR AND (AGE)     AS A DIRECTOR    IS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940,      MARCH 29, 1995
    ------------------------- --------------   AS AMENDED) BECAUSE OF THEIR STATED ASSOCIATIONS.   --------------------
                                             -----------------------------------------------------

        Alice S. Ilchman
          1991 to Date             1998      PRESIDENT, SARAH LAWRENCE COLLEGE, BRONXVILLE, NY.         100 Common
              (59)                           Dr. Ilchman is a Director or Trustee of each of the          Shares
                                             Seligman Group investment companies,+ NYNEX
                                             (formerly, New York Telephone Company), The Committee
                                             for Economic Development and The Rockefeller
                                             Foundation; formerly, Trustee of The Markle
                                             Foundation and Director of International Research &
                                             Exchange Board.



       Frank A. McPherson          1998      CHAIRMAN OF THE BOARD AND CHIEF EXECUTIVE OFFICER,            -0-
              (61)                           KERR-MCGEE CORPORATION. Mr. McPherson is Chairman and
                                             Director of Baptist Medical Center; Chairman of
                                             Oklahoma City Public Schools Foundation; Director of
                                             Kimberly-Clark Corporation, American Petroleum
                                             Institute, Oklahoma City Chamber of Commerce,
                                             Oklahoma Chapter of the Nature Conservancy, Oklahoma
                                             Foundation for Excellence, Oklahoma Medical Research
                                             Foundation, Oklahoma State Chamber of Commerce,
                                             Oklahoma Academy for State Goals, United Way Advisory
                                             Board, University of Oklahoma Health Science Center
                                             Board of Visitors; and a Member of The Business
                                             Roundtable, National Petroleum Council and University
                                             of Oklahoma College of Medicine Advisory Committee.








                                         5


                                                  PRINCIPAL OCCUPATION AND OTHER INFORMATION              SHARES
                              EXPIRATION OF                                                            BENEFICIALLY
                                 TERM IF          THE NOMINEES DESIGNATED BY ASTERISK (*) ARE       OWNED, DIRECTLY OR
    NAME, PERIOD(S) SERVED AS    ELECTED     "INTERESTED PERSONS" OF THE CORPORATION (AS THAT TERM  INDIRECTLY, AS OF
       DIRECTOR AND (AGE)     AS A DIRECTOR    IS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940,      MARCH 29, 1995
    ------------------------- --------------   AS AMENDED) BECAUSE OF THEIR STATED ASSOCIATIONS.   --------------------
                                             -----------------------------------------------------

      Ronald T. Schroeder*         1998      DIRECTOR, MANAGING DIRECTOR AND CHIEF INVESTMENT       306 Common Shares
          1990 to Date                       OFFICER OF J. & W. SELIGMAN & CO. INCORPORATED, NEW
              (47)                           YORK, NY. Mr. Schroeder is President, Chief
                                             Investment Officer and Director of the Corporation
                                             and a Director or Trustee and President, Chief
                                             Investment Officer of each of the open-end investment
                                             companies in the Seligman Group investment
                                             companies;+ Director of Seligman Select Municipal
                                             Fund, Inc., Seligman Financial Services, Inc.,
                                             Seligman Data Corp. (formerly, Union Data Service
                                             Center, Inc.), Seligman Services, Inc. and Seligman
                                             Henderson Co.; formerly, Director of J. & W. Seligman
                                             Trust Company and Seligman Securities, Inc.





                           INFORMATION REGARDING NOMINEES
                    FOR ELECTION BY HOLDERS OF PREFERRED SHARES


                                                  PRINCIPAL OCCUPATION AND OTHER INFORMATION
                                                                                                        SECURITIES
                              EXPIRATION OF       THE NOMINEES DESIGNATED BY ASTERISK (*) ARE          BENEFICIALLY
                                 TERM IF     "INTERESTED PERSONS" OF THE CORPORATION (AS THAT TERM  OWNED, DIRECTLY OR
    NAME, PERIOD(S) SERVED AS   ELECTED AS     IS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940,    INDIRECTLY, AS OF
       DIRECTOR AND (AGE)       A DIRECTOR     AS AMENDED) BECAUSE OF THEIR STATED ASSOCIATIONS.      MARCH 29, 1995
    ------------------------- -------------- ----------------------------------------------------- --------------------

         Betsy S. Michel           1996      ATTORNEY, GLADSTONE, NJ. Mrs. Michel is a Director or  510 Common Shares
          1991 to Date                       Trustee of each of the Seligman Group investment
              (52)                           companies+ and The National Association of
                                             Independent Schools (Washington, D.C.); and Chairman
                                             of the Board of Trustees of St. George's School
                                             (Newport, RI).



        James N. Whitson           1996      EXECUTIVE VICE PRESIDENT AND CHIEF OPERATING OFFICER       563 Common
          1993 to Date                       AND DIRECTOR, SAMMONS ENTERPRISES, INC., DALLAS, TX.         Shares
              (60)                           Mr. Whitson is a Director or Trustee of each of the
                                             Seligman Group investment companies+, Red Man Pipe
                                             and Supply Company and C-SPAN.



                                         7

    OTHER DIRECTORS

      The other Directors of the Corporation whose terms will not expire in 1995 are:


                                                  PRINCIPAL OCCUPATION AND OTHER INFORMATION              SHARES
                                                                                                       BENEFICIALLY
                              EXPIRATION OF       THE PERSONS DESIGNATED BY ASTERISK (*) ARE        OWNED, DIRECTLY OR
    NAME, PERIOD(S) SERVED AS  PRESENT TERM  "INTERESTED PERSONS" OF THE CORPORATION (AS THAT TERM  INDIRECTLY, AS OF
       DIRECTOR AND (AGE)     AS A DIRECTOR    IS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940,      MARCH 29, 1995
    ------------------------- --------------   AS AMENDED) BECAUSE OF THEIR STATED ASSOCIATIONS.   --------------------
                                             -----------------------------------------------------

         John E. Merow*            1996      PARTNER, SULLIVAN & CROMWELL, LAW FIRM, NEW YORK, NY.         -0-
          1991 to Date                       Mr. Merow is a Director or Trustee of each of the
              (65)                           Seligman Group investment companies,+ Municipal Art
                                             Society of New York, Commonwealth Aluminum
                                             Corporation, U.S. Council for International Business
                                             and U.S.-New Zealand Council; Member of the American
                                             Law Institute and the Council on Foreign Relations;
                                             Chairman of the American Australian Association; and
                                             Member of the Board of Governors of Foreign Policy
                                             Association and New York Hospital.




       William C. Morris*          1997      CHAIRMAN AND PRESIDENT OF J. & W. SELIGMAN & CO.         10,017 Common
          1990 to Date                       INCORPORATED, NEW YORK, NY. Mr. Morris is Chairman           Shares
              (56)                           and Chief Executive Officer of each of the Seligman
                                             Group investment companies;+ Chairman of Seligman
                                             Financial Services, Inc., J. & W. Seligman Trust
                                             Company, Seligman Services, Inc. and Carbo Ceramics
                                             Inc.; Director of Daniel Industries, Inc., Kerr-McGee
                                             Corporation and Seligman Data Corp. (formerly, Union
                                             Data Service Center, Inc.); formerly, Member of the
                                             Board of Governors of the Investment Company
                                             Institute; and Chairman of Seligman Securities, Inc.





         James C. Pitney           1996      PARTNER, PITNEY, HARDIN, KIPP & SZUCH, LAW FIRM,              -0-
          1991 to Date                       MORRISTOWN, NJ. Mr. Pitney is a Director or Trustee
              (68)                           of each of the Seligman Group investment companies+
                                             and Public Service Enterprise Group.



                                         8


                                                  PRINCIPAL OCCUPATION AND OTHER INFORMATION              SHARES
                                                                                                       BENEFICIALLY
                              EXPIRATION OF       THE PERSONS DESIGNATED BY ASTERISK (*) ARE        OWNED, DIRECTLY OR
    NAME, PERIOD(S) SERVED AS  PRESENT TERM  "INTERESTED PERSONS" OF THE CORPORATION (AS THAT TERM  INDIRECTLY, AS OF
       DIRECTOR AND (AGE)     AS A DIRECTOR    IS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940,      MARCH 29, 1995
    ------------------------- --------------   AS AMENDED) BECAUSE OF THEIR STATED ASSOCIATIONS.   --------------------
                                             -----------------------------------------------------

        James Q. Riordan           1997      DIRECTOR, VARIOUS CORPORATIONS, STUART, FL. Mr.            375 Common
          1991 to Date                       Riordan is a Director or Trustee of each of the              Shares
              (67)                           Seligman Group investment companies,+ The Brooklyn
                                             Museum, The Brooklyn Union Gas Company, The Committee
                                             for Economic Development, Dow Jones & Co., Inc. and
                                             Public Broadcasting Service; formerly, Co-Chairman of
                                             the Policy Council of The Tax Foundation; Director
                                             and President of Bekaert Corporation; and Director of
                                             Tesoro Petroleum Companies, Inc.



        Robert L. Shafer           1997      VICE PRESIDENT, PFIZER INC., NEW YORK, NY. Mr. Shafer         -0-
          1991 to Date                       is a Director or Trustee of each of the Seligman
              (62)                           Group investment companies+ and USLIFE Corporation.


         Brian T. Zino*            1996      DIRECTOR, MANAGING DIRECTOR, J. & W. SELIGMAN & CO.   1,162 Common Shares
          1993 to Date                       INCORPORATED, NEW YORK, NY. Mr. Zino is a Director or
              (42)                           Trustee of each of the Seligman Group investment com-
                                             panies;+ Chairman of Seligman Data Corp. (formerly,
                                             Union Data Service Center, Inc.); Director of J. & W.
                                             Seligman Trust Company, Seligman Financial Services,
                                             Inc. and Seligman Services, Inc.; Senior Vice
                                             President of Seligman Henderson Co.; formerly
                                             Director and Secretary of Chuo Trust--JWS Advisors,
                                             Inc.; and Director, Seligman Securities, Inc.




    +The Seligman Group of investment companies consists of the Corporation,
     Seligman Capital Fund, Inc., Seligman Cash Management Fund, Inc., Seligman Common Stock Fund, Inc., Seligman Communications and Information Fund, Inc., Seligman Frontier Fund, Inc., Seligman Growth Fund, Inc., Seligman Henderson Global Fund Series, Inc., Seligman High Income Fund Series, Seligman Income Fund, Inc., Seligman New Jersey Tax-Exempt Fund, Inc., Seligman Pennsylvania Tax-Exempt Fund Series, Seligman Portfolios, Inc., Seligman Select Municipal Fund, Inc., Seligman Tax-Exempt Fund Series, Inc., Seligman Tax-Exempt Series Trust and Tri-Continental Corporation.
                                         9

      Unless otherwise indicated, Directors have sole voting and investment power with respect to shares shown. At February 23, 1995, all Directors and officers of the Corporation as a group owned beneficially 13,031, or 0.28% of the Corporation's Common Shares.

      Of the total shown for Mr. Morris, 9,000 shares are registered in his wife's name. Mr. Morris disclaims beneficial ownership or interest in these shares.

      The Board of Directors met six times during 1994. The standing committees of the Board include the Audit Committee and Director Nominating Committee. These Committees are comprised solely of Directors who are not "interested persons" of the Corporation as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"). The duties of these Committees are described below.

      Audit Committee. This Committee recommends the independent public accountants for selection as auditors by the Board and your approval annually. In addition, it reviews, with the auditors and such other persons as it determines, (a) the scope of audit, (b) accounting and financial internal controls, (c) quality and adequacy of the accounting staff and (d) reports of the auditors. The Committee comments to the Board when warranted and at least annually. It is directly available to the auditors and officers of the Corporation for consultation on audit, accounting and related financial matters. The Committee met twice in 1994. Members of this Committee are Messrs. Schmidt (Chairman), Nichols and Whitson and Mrs. Michel. Messrs. Schmidt and Nichols will be replaced as Committee members by the Board of Directors following the 1995 Annual Meeting.

      Director Nominating Committee. This Committee recommends to the Board persons to be nominated for election as Directors by you and the other Stockholders and selects and proposes nominees for election by the Board between Annual Meetings. The Committee will consider suggestions from Stockholders submitted in writing to the Secretary of the Corporation. The Committee met three times in 1994. Members of this Committee are Messrs. Pitney (Chairman), Shafer and Riordan and Dr. Ilchman.

    EXECUTIVE OFFICERS OF THE CORPORATION

      Information with respect to Executive Officers, other than Messrs. Morris and Schroeder, is as follows:

                                                     POSITION WITH CORPORATION
                                                     AND PRINCIPAL OCCUPATION
            NAME         AGE                          DURING PAST FIVE YEARS
    -------------------- --- ------------------------------------------------------------------


     Thomas G. Moles     52  PRESIDENT AND PORTFOLIO MANAGER OF THE CORPORATION SINCE APRIL 1990. Mr.
                             Moles is also President and Portfolio Manager of Seligman Select
                             Municipal Fund, Inc. and Vice President and Portfolio Manager of four of the open-end investment companies in the Seligman Group and a Director and Managing Director of the Manager; Director, J. & W. Seligman Trust
                             Company, Seligman Financial Services, Inc. and Seligman Services, Inc.;
                             formerly, Director of Seligman Securities, Inc.


                                         10

                                                     POSITION WITH CORPORATION
                                                     AND PRINCIPAL OCCUPATION
            NAME         AGE                          DURING PAST FIVE YEARS
    -------------------- --- ------------------------------------------------------------------


     Eileen A. Comerford 37  VICE PRESIDENT AND ASSISTANT PORTFOLIO MANAGER OF THE CORPORATION SINCE
                             APRIL 1990. Ms. Comerford is also Vice President and Assistant Portfolio
                             Manager of Seligman Select Municipal Fund, Inc.; Vice President,
                             Investment Officer of the Manager; and Assistant Portfolio Manager of
                             four of the open-end investment companies in the Seligman Group.


     Audrey G. Kuchtyak  35  VICE PRESIDENT OF THE CORPORATION SINCE APRIL 1990. Ms. Kuchtyak is also
                             Vice President of Seligman Select Municipal Fund, Inc. and Vice
                             President, Investment Officer of the Manager.

     Lawrence P. Vogel   38  VICE PRESIDENT (FORMERLY, TREASURER) OF THE CORPORATION SINCE JANUARY
                             1992. Mr. Vogel is also Vice President of the other Seligman Group investment companies; Senior Vice President, Finance of the Manager,
                             Seligman Financial Services, Inc. and Seligman Data Corp. (formerly,
                             Union Data Service Center, Inc.) (formerly, Treasurer); Treasurer,
                             Seligman Henderson Co.; formerly, an Audit Senior Manager, Price
                             Waterhouse, Senior Vice President, Finance of Seligman Securities, Inc.
                             and Senior Vice President, Finance of J. & W. Seligman Trust Company.


     Frank J. Nasta      30  SECRETARY OF THE CORPORATION SINCE MARCH 1994. Mr. Nasta is also
                             Secretary of the Manager, the other Seligman Group investment companies,
                             J. & W. Seligman Trust Company, Seligman Financial Services, Inc.,
                             Seligman Henderson Co., Seligman Services, Inc. and Seligman Data Corp.
                             (formerly, Union Data Service Center, Inc.); Vice President, Law and
                             Regulation of the Manager; formerly, attorney at the law firm of Seward &
                             Kissel.

     Thomas G. Rose      37  TREASURER OF THE CORPORATION SINCE NOVEMBER 1992. Mr. Rose is also
                             Treasurer of the other Seligman Group investment companies and of
                             Seligman Data Corp. (formerly, Union Data Service Center, Inc.);
                             formerly, Treasurer, American Investors Advisors, Inc.



      All officers are elected annually by the Board and serve until their successors are elected and qualify or their earlier resignation. The address of each of the foregoing is 100 Park Avenue, New York, New York 10017.
                                         11

    REMUNERATION OF DIRECTORS AND OFFICERS

      Directors of the Corporation who are not employees of the Manager or its affiliates each receive from the Corporation retainer fees of $1,000 per year. In addition, such Directors are paid up to $25 for each day on which they attend Board and/or Committee meetings and are reimbursed for the expenses of attending meetings. Total Directors' fees paid by the Corporation for the fiscal year ended October 31, 1994 were as follows:

    NUMBER OF DIRECTORS                                               AGGREGATE DIRECT
          IN GROUP       CAPACITY IN WHICH REMUNERATION WAS RECEIVED    REMUNERATION
    -------------------- ------------------------------------------- ------------------


             9           Directors and Members of Committees              $10,400



      Directors attendance, retainer and/or committee fees paid to each Director during fiscal year 1994 was as follows:

                                          AGGREGATE                      PENSION OR RETIREMENT             TOTAL COMPENSATION
                                         COMPENSATION                     BENEFITS ACCRUED AS             FROM CORPORATION AND
    NAME                               FROM CORPORATION              PART OF CORPORATION EXPENSES             FUND COMPLEX*
    ------------------------ ------------------------------------ ----------------------------------- -----------------------------


    Alice S. Ilchman                            $ 1,175                           -0-                                    $67,000

    John E. Merow                                 1,150**                         -0-                                     66,000

    Betsy S. Michel                               1,150                           -0-                                     66,000

    Douglas R. Nichols, Jr.                       1,150                           -0-                                     66,000

    James C. Pitney                               1,175                           -0-                                     67,000

    James Q. Riordan                              1,150                           -0-                                     66,000

    Herman J. Schmidt                             1,150                           -0-                                     66,000

    Robert L. Shafer                              1,150                           -0-                                     66,000

    James N. Whitson                              1,150**                         -0-                                     66,000
                                        ---------------


                                                $10,400
                                        ---------------
                                        ---------------

     ---------
     * There are 16 other investment companies in the Seligman Group.

    ** Mr. Merow has elected to defer receiving his fees from the Corporation. From 1991 to December 31, 1994, Mr. Merow has
     deferred $4,864.37, including interest earned. Mr. Pitney, who had deferred receiving his fees from the Corporation from 1991 up to 1993, has a balance of $2,429.50 in his deferred plan, including interest earned. Mr. Whitson has also elected to defer receiving his fees from the Corporation. From 1993 to December 31, 1994, Mr. Whitson has deferred $1,972.42, including interest earned.



      No compensation is paid by the Corporation to Directors or officers of the Corporation who are employees of, or consultants to, the Manager.

      The affirmative vote of a plurality of the votes cast at the meeting is required to approve the election of the proposed Directors.

               YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE
                 STOCKHOLDERS VOTE FOR THE ELECTION OF THE FOREGOING
                  NOMINEES TO SERVE AS DIRECTORS OF THE CORPORATION.

                      B. RATIFICATION OF SELECTION OF AUDITORS
                                     (Proposal 2)

      In accordance with the requirements of the 1940 Act, the Board of Directors is required to select independent public accountants as auditors of the Corporation for 1995, subject to ratification or rejection by Stockholders.

      The Audit Committee of the Board of Directors has recommended, and the Board of Directors, including a majority of those members who are not "interested persons" of the Corporation (as defined in the 1940 Act), has selected Deloitte & Touche LLP. The firm of Deloitte & Touche LLP has extensive experience in investment company accounting and auditing. It is expected that a representative of Deloitte & Touche LLP will be present at the Meeting and will have an opportunity to make a statement and respond to questions.

      The affirmative vote of a majority of the votes cast at the Meeting is required to ratify the selection of auditors.

            YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS RATIFICATION OF
                DELOITTE & TOUCHE LLP AS AUDITORS OF THE CORPORATION.

                      C. OTHER MATTERS; STOCKHOLDER PROPOSALS

      The Management knows of no other matters which are to be brought before the Meeting. However, if any other matters come before the Meeting, it is intended that the persons named in the enclosed form of Proxy, or their substitutes, will vote the Proxy in accordance with their judgment on such matters.

      Notice is hereby given that any Stockholder proposal which may properly be included in the proxy solicitation material for the next Annual Meeting, now scheduled for May 1996, must be received by the Corporation no later than December 14, 1995.
                                         13

                                    D. EXPENSES

      The Corporation will bear the cost of soliciting Proxies. In addition to the use of the mails, Proxies may be solicited personally or by telephone or telegraph by Directors, officers and employees of the Corporation, the Manager, Seligman Financial Services, Inc., J. & W. Seligman Trust Company, Seligman Services, Inc. and Seligman Data Corp., and the Corporation may reimburse persons holding shares in their names or names of their nominees for their expenses in sending solicitation material to their principals. The Corporation has engaged Morrow & Co., Inc., 909 Third Avenue, New York, N.Y. 10022-4799 to assist in soliciting for a fee of $1,000 plus expenses.

                                  By order of the Board of Directors,

                                                            Secretary

                             ------------
      IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. ALL STOCKHOLDERS, INCLUDING THOSE WHO EXPECT TO ATTEND THE MEETING, ARE URGED TO DATE, FILL IN, SIGN AND MAIL THE ENCLOSED FORM OF PROXY IN THE ENCLOSED RETURN ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. A PROXY IS NOT REQUIRED FOR ADMISSION TO THE MEETING.

      PROXY

      COMMON

                        SELIGMAN QUALITY MUNICIPAL FUND, INC.

                                   100 Park Avenue

                               New York, New York 10017



             This Proxy is Solicited on Behalf of the Board of Directors



      The undersigned, revoking previous proxies, acknowledges receipt of the Notice of Meeting and Proxy Statement for the Annual Meeting of Stockholders of SELIGMAN QUALITY MUNICIPAL FUND, INC. to be held May 18, 1995 and appoints JOHN E. MEROW, WILLIAM C. MORRIS and RONALD T. SCHROEDER (and each of them) proxies, with power of substitution, to attend the Annual Meeting (and any adjournments thereof) and vote all shares the undersigned is entitled to vote upon the matters indicated on the reverse side and on any other business that may properly come before the Meeting.

      THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED. IF NO INSTRUCTIONS ARE GIVEN, YOUR PROXIES WILL VOTE FOR THE ELECTION OF THE NOMINEES OF THE BOARD OF DIRECTORS AND FOR THE RATIFICATION OF THE SELECTION OF AUDITORS.



      By signing and dating this card, you authorize the proxies to use their discretion to vote any other matters as may properly come before the Meeting or any adjournment thereof. Whether or not you intend to attend the Meeting in person, please complete and return this card at once in the enclosed envelope.



                                (Continued and to be signed on the reverse side)

                                                                          SELQC1

      THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR EACH OF THE NOMINEES AND FOR PROPOSAL 2:

      1. ELECTION OF DIRECTORS

      NOMINEES: Fred E. Brown, John R. Galvin, Alice S. Ilchman, Frank A. McPherson and Ronald T. Schroeder.



      To withhold authority to vote for individual nominee(s) write name(s) below

      FOR ALL \ \ WITHHOLD ALL \ \



      2. Ratification of the selection of Deloitte & Touche, LLP as Auditors.

      FOR \ \ AGAINST \ \ ABSTAIN \ \


      Date

      Signature(s)

      Signature(s)



      YOUR VOTE IS IMPORTANT. Please complete, sign and return this card as soon as possible. Mark each vote with a X in the box.



      095

                                                                          SELQC2

          PROXY

          PREFERRED SERIES TH

          SELIGMAN QUALITY MUNICIPAL FUND, INC.

          100 Park Avenue
          New York, New York 10017

          This Proxy is Solicited on Behalf of the Board of Directors

          The undersigned, revoking previous proxies, acknowledges receipt of the Notice of Meeting and Proxy Statement for the Annual Meeting of Stockholders of SELIGMAN QUALITY MUNICIPAL FUND, INC. to be held May 18, 1995 and appoints JOHN E. MEROW, WILLIAM C. MORRIS and RONALD T. SCHROEDER (and each of them) proxies, with power of substitution, to attend the Annual Meeting (and any adjournments thereof) and vote all shares the undersigned is entitled to vote upon the matters indicated on the reverse side and on any other business that may properly come before the Meeting.

          THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED. IF NO INSTRUCTIONS ARE GIVEN, YOUR PROXIES WILL VOTE FOR THE ELECTION OF THE NOMINEES OF THE BOARD OF DIRECTORS AND FOR THE RATIFICATION OF THE SELECTION OF AUDITORS.

          By signing and dating this card, you authorize the proxies to use their discretion to vote any other matters as may properly come before the Meeting or any adjournment thereof. Whether or not you intend to attend the Meeting in person, please complete and return this card at once in the enclosed envelope.


          (Continued and to be signed on the reverse side)

          SELQT1

          THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR EACH OF THE NOMINEES AND FOR PROPOSAL 2:

          1. ELECTION OF DIRECTORS

          NOMINEES: Fred E. Brown, John R. Galvin, Alice S. Ilchman, Frank A. McPherson, Betsy S. Michel, Ronald T. Schroeder and James N. Whitson.

          To withhold authority to vote for individual nominee(s) write name(s) below

          FOR ALL \ \ WITHHOLD ALL \ \

          2. Ratification of the selection of Deloitte & Touche, LLP as
          Auditors.

          FOR \ \ AGAINST \ \ ABSTAIN \ \


          Date


          Signature(s)


          Signature(s)


          YOUR VOTE IS IMPORTANT. Please complete, sign and return this card as soon as possible. Mark each vote with an X in the box.


          095T SELQT2